Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Orangekloud Technology Inc. (the “Company”) on Form 20-F for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Goh Kian Hwa, Chief Executive Officer, and I, Toh Puay Yong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2026	By:	/s/ Goh Kian Hwa
	Name:	Goh Kian Hwa
	Title:	Chief Executive Officer

Dated: April 30, 2026	By:	/s/ Toh Puay Yong
	Name:	Toh PuayYong
	Title:	Chief Financial Officer

Signature Page to Form 20-F